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                                                                  Exhibit 10.4


(Printed on Wright & Company letterhead)


September 8, 1999


QAD Inc.
6450 Via Real
Carpinteria, CA 93013


Attn:  Marsha Eslick

RE:  South Coast Business Park, Carpinteria, California
     6430 Via Real, Suite's 1 & 2
     Termination of Lease

Dear Marsha:

This is to confirm that QAD Inc., (Lessee) will surrender possession of the above mentioned leasehold and that South Coast Business Park (Lessor) will accept the surrender on September 30, 1999. The Lease shall be cancelled and terminated and Lessor and Lessee shall be relieved from any and all rights and responsibilities set forth in the lease as of September 30, 1999.

Please have this letter accepted and returned for our signature and we will see that you get a copy for your files.

Cordially,

Tony Bortolazzo

TB:jwb

AGREED:

QAD Inc. (Lessee)

By: _____________________________________________________________
    Barry Anderson, Executive Vice President              Date


South Coast Business park (Lessor)

By: _____________________________________________________________
                                                          Date